Long-Term Bank Loans (Tables)	12 Months Ended
Sep. 30, 2025
Long-Term Bank Loans [Abstract]
Schedule of Long-Term Bank Loans

Long-term bank loans consist of the following:

		As of September 30,
	Note	2025	2024
Long-term bank loans:
LRC Bank	(1)	$2,107,038	$2,137,483
Less: current portion of long-term bank loans		(2,107,038)	-
Non-current portion of long-term bank loans		$-	$2,137,483

(1)	On November 23, 2023, a subsidiary of the Company, Jiangxi Universe, signed a loan agreement with LRC Bank to borrow RMB15 million (equivalent to approximately $2.1 million) as working capital for two years, with the maturity date on November 14, 2025. The fixed interest rate of the loan was 3.95% per annum. The Company pledged buildings of Jiangxi Universe as collateral to guarantee this loan. The loan was subsequently fully repaid upon maturity.